Exhibit 99.1

SIGMA DESIGNS, INC. REPORTS FIRST QUARTER

FISCAL YEAR 2018 FINANCIAL RESULTS

Fremont, CA – June 6, 2017 — Sigma Designs, Inc. ® (NASDAQ: SIGM), a leading provider of intelligent system-on-chip (SoC) solutions for Connected Smart TV Platforms and Internet of Things (IoT) Devices, today reported financial results for its first quarter of fiscal year 2018, which ended April 29, 2017.

First Quarter Fiscal 2018 Financial Results

Net revenue for the first quarter of fiscal 2018 was $39.6 million. This compares with net revenue of $42.7 million reported in the previous quarter, and net revenue of $53.8 million in the same period in fiscal 2017.

GAAP gross margin in the first quarter of fiscal 2018 was 47.1%. This compares with GAAP gross margin of 50.1% in the previous quarter, and GAAP gross margin of 44.6% for the same period in fiscal 2017.

Non-GAAP gross margin in the first quarter of fiscal 2018 was 47.6%. This compares with non-GAAP gross margin of 50.6% in the previous quarter, and non-GAAP gross margin of 46.6% for the same period in fiscal 2017.

GAAP operating expenses in the first quarter of fiscal 2018 were $32.0 million. This compares with GAAP operating expenses of $28.6 million in the previous quarter, and GAAP operating expenses of $30.0 million for the same period in fiscal 2017.

Non-GAAP operating expenses in the first quarter of fiscal 2018 were $26.7 million. This compares with non-GAAP operating expenses of $26.0 million in the previous quarter, and non-GAAP operating expenses of $27.5 million for the same period in fiscal 2017.

GAAP operating loss in the first quarter of fiscal 2018 was ($13.4) million. This compares with a GAAP operating loss of ($7.2) million in the previous quarter, and a GAAP operating loss of ($6.0) million for the same period in fiscal 2017.

Non-GAAP operating loss in the first quarter of fiscal 2018 was ($7.9) million. This compares with a non-GAAP operating loss of ($4.4) million in the previous quarter, and non-GAAP operating loss of ($2.5) million for the same period in fiscal 2017.

GAAP net loss in the first quarter of fiscal 2018 was ($14.9) million, or ($0.39) per share. This compares with a GAAP net loss of ($8.7) million, or ($0.23) per share in the previous quarter, and a GAAP net loss of ($8.1) million, or ($0.22) per share, for the same period in fiscal 2017.

Non-GAAP net loss in the first quarter of fiscal 2018 was ($9.4) million, or ($0.25) per basic share. This compares with a non-GAAP net loss of ($5.9) million, or ($0.16) per basic share, in the previous quarter, and a non-GAAP net loss of ($4.2) million, or ($0.12) per basic share, for the same period in fiscal 2017.

Management Comment

“Fiscal 2018 will be a transition year in our business as we focus our investments in our IoT solutions, which we expect to be the future growth and profit drivers for the company. In regard to our Mobile IoT business, we are entering LTE network certification, and expect to be in field trials during the summer. Furthermore, we are in the process of finalizing our new generation ZWave System-on-Chip, and expect to start sampling by the end of this fiscal year. This new chipset will provide low power that will allow us to enter the sensor market and expand the number of devices in the home. At the same time, in order to address customer demand, we are in the process of launching new SoC’s for the Smart TV market. While we are encouraged by the longer-term trends in our business, and how our solutions address these trends, we are taking actions to lower our expense structure,” said Thinh Tran, President and CEO of Sigma Designs, Inc.

Investor Conference Call

The conference call relating to Sigma’s first quarter fiscal year 2018 financial results will take place following this announcement at 5:00 p.m. Eastern Time/2:00 p.m. Pacific Time, today, June 6, 2017. Investors will have the opportunity to listen live to the conference call via the Internet through www.sigmadesigns.com/IR. To listen to the live call, please go to the website at least 10 minutes prior to the commencement of the call to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call via the Internet through www.sigmadesigns.com/IR. The audio replay will be available for one week after the call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Sigma reports non-GAAP financial measures, as Sigma believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Non-GAAP financial measures are not a substitute for financial information prepared in accordance with GAAP.  Therefore, non-GAAP financial measures should not be considered in isolation, but should be considered together with the most directly comparable GAAP financial measures and the reconciliation of the non-GAAP financial measures to the most directly comparable GAPP financials measures.  The Company presents non-GAAP financial measures to provide investors with an additional tool to evaluate its operating results in a manner that focuses on what management believes to be its core, ongoing business operations. Furthermore, non-GAAP financial measures used by the Company may not be the same non-GAAP financial measures as those utilized by other companies; specifically, non-GAAP financial measures used by the Company may be calculated differently than other companies. Investors should, therefore, exercise caution when comparing non-GAAP financial measures used by Sigma to similarly titled non-GAAP financial measures of other companies. Sigma intends to calculate the various non-GAAP financial measures in future periods consistent with how they were calculated for the periods presented within this press release.

Sigma’s non-GAAP financial measures exclude amortization of acquired intangibles, stock-based compensation, one-time legal fee expenses, net gain on sale of and impairment of privately-held investments, impairment of purchased IP, mask sets and design tools used in production, the reversal of previously accrued rebates and the one-time gain from the gain on sale of certain development projects. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. In the GAAP to non-GAAP reconciliation at the end of this press release, we have disclosed the impact of these income tax adjustments in our calculation of our non-GAAP financial results.

Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate Sigma’s operating results in the same manner as the research analysts that follow Sigma’s progress, all of whom present non-GAAP projections in their published reports.

Sigma uses non-GAAP measures to evaluate and assess its performance and operating results on a consistent basis, and to measure and compare its performance with the financial projections published by analysts as well as its direct competitors in the industry, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial results. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation. These variables include the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses in its non-GAAP financial measures may not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future. Sigma believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports and provides a better understanding of the overall performance of the business and its ability to perform in subsequent periods.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including but not limited to statements that fiscal 2018 will be a transition year in our business as we begin to focus our investments in our IoT solutions, our expectation to be in field trials with our mobile IoT solution during this summer, the anticipated benefits and features of our new generation ZWave System-on-Chip and potential expansion of our target markets, and statements about the long-term trends in our business and how our solutions address these trends, as well as our plan to lower our expense structure.

The forward-looking statements in this press release involve risks and uncertainties, actual results may differ materially from those referred to in these forward-looking statements due to a number of factors, including but not limited to: the risk that, upon completion of further closing procedures, the financial results for the first quarter fiscal year 2018 are different than the results set forth in this press release; the effect of competitive and economic factors on consumer and business decisions with respect to our products; the success of our expense reduction program and any unintended consequences and one-time expenses that this program may have on us, our operations and our financial results, our ability to deliver to the marketplace and stimulate customer demand for new products, and technological innovations on a timely basis; the impact to our business due to a decrease in demand for the end products which incorporate our chipsets; the effect that product introductions and transitions, changes in product pricing or mix, and/or increases in component costs could have on our gross margins; the inventory risk associated with our need to order components in advance of customer orders; the continued availability of certain components and services essential to our business; the effect that our dependency on manufacturing provided by third parties may have on the quality, quantity or cost of products manufactured; risks associated with our international operations; our reliance on third-party intellectual property; our ability to attract and retain key employees; enforcement and protection of our intellectual property rights; our reliance on the continued performance of distributors and other resellers of our products; our focus on a small number of customers; competition in an industry that experiences rapid technological changes and advancements, the effect that product quality problems could have on our sales and operating profits; the impact on our business related to current and future legal proceedings and government and/or quasi-government proceedings, including claims by third parties that we infringe their intellectual property rights; stock price and earnings volatility; war, terrorism, natural disasters, global or regional economic uncertainties, and other events that could disrupt supply, delivery, or demand of our products; and potential tax liabilities that may arise in the course of our business. These and other risks that could affect our financial results are set forth in the “Risk Factors” section of our public reports filed with the Securities and Exchange Commission at www.sec.gov, including our Form 10-K for the fiscal year ended January 28, 2017 filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Sigma Designs is a registered trademark of Sigma Designs, Inc. in the United States and other countries.

About Sigma Designs, Inc.

Sigma Designs, Inc. ® (NASDAQ: SIGM) is a world leader in enabling smart home convergence. The Company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading Connected Smart TV platforms and Internet of Things (IoT) for smart home devices. For more information about Sigma Designs, please visit: www.sigmadesigns.com.

Investor Relations Contacts:

Jim Fanucchi

Darrow Associates, Inc.

(408) 404-5400

IR@sigmadesigns.com

Elias Nader, CFO and Corporate Secretary

Sigma Designs, Inc.

IR@sigmadesigns.com

SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(GAAP)

(In thousands)

	April 29,	January 28,
	2017	2017
Assets

Current Assets:
Cash and cash equivalents	$71,697	$66,425
Short-term marketable securities	2,781	4,781
Restricted cash	318	303
Accounts receivable, net	26,969	35,860
Inventory	18,865	18,147
Prepaid expenses and other current assets	8,053	8,017
Total current assets	128,683	133,533

Software, equipment and leasehold improvements, net	19,380	18,523
Intangible assets, net	27,754	30,744
Goodwill	10,594	10,594
Deferred tax assets	705	625
Long-term investments	2,000	2,000
Other non-current assets	5,760	5,755

Total assets	$194,876	$201,774

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$17,768	$14,230
Accrued compensation and related benefits	9,489	8,127
Accrued liabilities	15,363	13,607
Total current liabilities	42,620	35,964

Other long-term liabilities	17,268	22,264
Total liabilities	59,888	58,228

Shareholders’ equity	134,988	143,546

Total liabilities and shareholders' equity	$194,876	$201,774

SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(GAAP)

(In thousands, except per share data)

	Three months ended
	April 29, 2017	January 28, 2017	April 30, 2016

Net revenue	$39,564	$42,724	$53,775
Cost of revenue	20,940	21,323	29,774
Gross profit	18,624	21,401	24,001
Gross margin percent	47.1%	50.1%	44.6%

Operating expenses:
Research and development	18,169	17,738	19,155
Sales and marketing	5,372	5,654	5,723
General and administrative	5,211	4,324	5,138
Restructuring charge	243	-	-
Impairment of IP, mask sets and design tools	3,006	848	-
Total operating expenses	32,001	28,564	30,016

Loss from operations	(13,377)	(7,163)	(6,015)
Interest and other income (expense), net	(465)	(189)	(751)

Loss before income taxes	(13,842)	(7,352)	(6,766)
Provision for income taxes	1,017	1,364	1,332

Net loss	$(14,859)	$(8,716)	$(8,098)

Net loss per share:
Basic	$(0.39)	$(0.23)	$(0.22)
Diluted	$(0.39)	$(0.23)	$(0.22)
Shares used in computing net loss per share:
Basic	38,156	37,995	36,872
Diluted	38,156	37,995	36,872

SIGMA DESIGNS, INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS

(Unaudited)

(In thousands, except per share data)

	Three months ended
	April 29,	January 28,	April 30,
	2017	2017	2016

GAAP Net Revenue	$39,564	$42,724	$53,775
Items reconciling GAAP Net Revenue to Non-GAAP:
Reversal of rebate	-	-	-
GAAP to Non-GAAP adjustments	-	-	-
Non-GAAP Net Revenue	$39,564	$42,724	$53,775

GAAP Cost of Revenue	$20,940	$21,323	$29,774
Items reconciling GAAP Cost of Revenue to Non-GAAP:
Stock based compensation expense	(57)	(55)	(104)
Amortization of acquired intangibles	(145)	(145)	(949)
GAAP to Non-GAAP adjustments	(202)	(200)	(1,053)
Non-GAAP Cost of Revenue	$20,738	$21,123	$28,721

GAAP Gross Profit	$18,624	$21,401	$24,001
GAAP Gross Margin %	47.1%	50.1%	44.6%
Non-GAAP Gross Profit	$18,826	$21,601	$25,054
Non-GAAP Gross Margin %	47.6%	50.6%	46.6%

GAAP Operating Expenses	$32,001	$28,564	$30,016
Items reconciling GAAP Operating Expenses to Non-GAAP:
Stock based compensation expense	(1,472)	(1,314)	(1,788)
Amortization of acquired intangibles	(431)	(430)	(699)
Impairment of IP, mask sets and design tools	(3,006)	(848)	-
One time legal fee expenses	(139)	11	(11)
Restructuring charges	(243)	-	-
GAAP to Non-GAAP adjustments	(5,291)	(2,581)	(2,498)
Non-GAAP Operating Expenses	$26,710	$25,983	$27,518

GAAP Other Income (Expense) and Tax	$(1,482)	$(1,553)	$(2,083)
Items reconciling GAAP Other Income (Expense) and Tax to Non-GAAP:
Impairment (gain on sale) of privately held instruments, net	-	-	300
GAAP to Non-GAAP adjustments	-	-	300
Non-GAAP Other Income (Expense) and Tax	$(1,482)	$(1,553)	$(1,783)

Non-GAAP Net loss	$(9,366)	$(5,935)	$(4,247)

Non-GAAP Net loss per share:
Basic	$(0.25)	$(0.16)	$(0.12)
Diluted	$(0.25)	$(0.16)	$(0.12)
Shares used in computing Non-GAAP net loss per share:
Basic	38,156	37,995	36,872
Diluted	38,156	37,995	36,872